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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 9, 2013

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On September 9, 2013, Corporate Office Properties, L.P. (the “Operating Partnership”), the operating partnership of Corporate Office Properties Trust (the “Company”), priced a public offering (the “Offering”) of $250 million aggregate principal amount of its 5.25% Senior Notes due 2024 (the “Notes”).  In connection with the Offering, the Company and the Operating Partnership entered into an Underwriting Agreement with Wells Fargo Securities, LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, that provides for the issuance and sale of the Notes by the Operating Partnership.  The offering of the Notes is registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (File No. 333-190137) filed by the Company and the Operating Partnership with the Securities and Exchange Commission (the “Commission) on July 25, 2013 (the “Registration Statement”).  The terms of the Notes, which will be issued on September 16, 2013, will be governed by a senior indenture, to be dated September 16, 2013, by and among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a supplemental indenture thereto, to be dated September 16, 2013 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

A copy of the form of Base Indenture was previously filed as Exhibit 4.1 to the Registration Statement and is incorporated by reference herein.  Copies of the Underwriting Agreement, the form of Global Note and the form of First Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2 hereto, respectively, and are incorporated by reference herein.  The summaries of the Underwriting Agreement, the Notes and the Indenture in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

None

(b)                                 Pro Forma Financial Information

None

(c)           Shell Company Transactions

None

(d)                                 Exhibits

Exhibit Number	Exhibit Title
1.1

Underwriting Agreement, dated September 9, 2013, by and among Corporate Office Properties Trust, Corporate Office Properties, L.P. and Wells Fargo Securities, LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

4.1	Form of Global Note Representing $250,000,000 Aggregate Principal Amount of 5.25% Senior Notes due 2024

4.2	Form of First Supplemental Indenture, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee

5.1	Opinion of Saul Ewing LLP regarding the validity of the Notes

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

8.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Saul Ewing LLP (contained in Exhibit 5.1)

23.2	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.2)

23.3	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.

By: Corporate Office Properties Trust,
its General Partner

	/s/ Stephen E. Riffee		/s/ Stephen E. Riffee
	Stephen E. Riffee		Stephen E. Riffee
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	September 13, 2013	Dated:	September 13, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title
1.1

Underwriting Agreement, dated September 9, 2013, by and among Corporate Office Properties Trust, Corporate Office Properties, L.P. and Wells Fargo Securities, LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

4.1	Form of Global Note Representing $250,000,000 Aggregate Principal Amount of 5.25% Senior Notes due 2024

4.2	Form of First Supplemental Indenture, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee

5.1	Opinion of Saul Ewing LLP regarding the validity of the Notes

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

8.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Saul Ewing LLP (contained in Exhibit 5.1)

23.2	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.2)

23.3	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 8.1)